UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                   0-22011                  86-0760991
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(State or other jurisdiction of     (Commission               (IRS Employer
          incorporation)             File Number)            Identification No.)


    2575 East Camelback Road, Ste. 450, Phoenix, AZ               85016
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      (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (602) 508-0112


                                Bionutrics, Inc.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                  THE SOLE PURPOSE OF THIS AMENDED FORM 8-K IS
                TO AMEND AND UPDATE EXHIBITS UNDER ITEM 9.01(C)

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         EXHIBIT      DESCRIPTION
         -------      -----------

          4.1* Promissory Note, dated May 23, 2006, by the Registrant in favor of John S. Copanos

          4.2** Promissory Note, dated May 22, 2006, by the Registrant in favor of Bank of India, in the Principal Amount of $10,500,000

         EXHIBIT      DESCRIPTION
         -------      -----------

         10.1(1) Purchase Agreement, dated as of July 18, 2005, by and between the Registrant and John D. Copanos and John S. Copanos

         10.2** Andapharm Purchase Agreement, dated as of July 28, 2005, between the Registrant and John S. Copanos.

         10.3** Credit Agreement, dated as of May 22, 2006, between the Registrant and Bank of India, New York Branch

         10.4** Security Agreement, dated May 22, 2006, by the Registrant in favor of Bank of India

         10.5** Security Agreement, dated May 22, 2006, by Andapharm, Inc. in favor of Bank of India

         10.6** Security Agreement, dated May 22, 2006, by Andapharm, LLC in favor of Bank of India

         10.7** Security Agreement, dated May 22, 2006, by Bionutrics Health Products, Inc. in favor of Bank of India

         10.8** Security Agreement, dated May 22, 2006, by Incon Technologies, Inc. in favor of Bank of India

         10.9** Security Agreement, dated May 22, 2006, by Kirk Pharmacueticals, Inc. in favor of Bank of India

         10.10** Security Agreement, dated May 22, 2006, by Kirk Pharmaceuticals, LLC in favor of Bank of India

         10.11** Security Agreement, dated May 22, 2006, by Lipogenics, Inc. in favor of Bank of India

         10.12** Security Agreement, dated May 22, 2006, by Synovics Laboratories, Inc.in favor of Bank of India

         10.13** Security Agreement, dated May 22, 2006, by Nutrition Technology Corp.in favor of Bank of India

         10.14** Corporate Guaranty, dated May 22, 2006, by Andapharm, Inc., Andapharm, LLC, Bionutrics Health Products, Inc., Incon Technologies, Inc., Kirk Pharmacueticals, LLC, Kirk Pharmaceuticals, Inc., Lipogenics, Inc., Synovics Laboratories, Inc., and Nutrition Technology Corp. in favor of Bank of India

         10.15** Individual Guaranty, dated May 22, 2006, by Dr. Nirmal Mulye in favor of Bank of India

         EXHIBIT      DESCRIPTION
         -------      -----------

         10.16** Corporate Guaranty, dated May 22, 2006 by Nostrum Pharmaceuticals, Inc. in favor of Bank of India

         10.17(2) Placement Agency Agreement, dated as of October 3, 2006, by and between the Registrant and Indigo Securities LLC

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           *   Filed herewith

          **   Previously filed

          (1) Incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on July 22, 2005

          (2) Incorporated by reference to the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on October 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 30, 2006

                                         SYNOVICS PHARMACEUTICALS, INC.

                                         By: /s/ Ronald H. Lane
                                             -----------------------------------
                                         Name:  Ronald H. Lane, PhD.
                                         Title: President